INTANGIBLES AND GOODWILL - Future amortization expense (Details) - Neuro Pro Monitoring - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Estimated future amortization expense of finite-lived intangible assets
2022	$ 451
2023	451
2024	451
2025	451
2026	451
Thereafter	1,277
Finite-lived intangible assets, net	$ 3,532	$ 3,998